Exhibit 10.2 1 REGISTRATION RIGHTS AGREEMENT THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 14, 2023, among Altisource Portfolio Solutions S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg having its registered office at 33, Boulevard Prince Henri, L-1724 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register (Registre de commerce et des sociétés, Luxembourg) under number B72391 (the “Company”), and the investors named on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”). Certain capitalized terms used herein and not otherwise defined have the meaning given to them in Section 10(a) hereof. W I T N E S S E T H: WHEREAS, in connection with the Warrant Purchase Agreement by and among the parties hereto of even date herewith (the “Warrant Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Warrant Purchase Agreement, to issue and sell to each Investor on the Closing Date, warrants (the “Warrants”) which will be exercisable to purchase shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) (as exercised, collectively, the “Warrant Shares”); and WHEREAS, the Investors have requested, and the Company has agreed to provide, certain rights with respect to the registration of the Warrant Shares for the Investors, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows: Section 1. Shelf Registration. (a) Following the date of this Agreement, the Company shall prepare and file with the SEC a registration statement under the Securities Act covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders holding a majority-in-interest may reasonably specify, in respect of which the Company may use a Form S-3 registration statement (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) (“Form S-3”) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities (together with the Form S-3, the “Registration Statement”). The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) a “Plan of Distribution” in substantially the form attached hereto as Exhibit A and a “Selling Stockholders” section in substantially the form attached hereto as Exhibit B; provided, however, that no Holder shall be named as an “underwriter” in the Registration Statement without such Holder’s prior written consent, except that a Holder may be named as a “statutory underwriter” if such Investor is, or is affiliated with, a broker dealer and states such fact in its Selling Stockholder Questionnaire. (b) Notwithstanding the registration obligations set forth in this Section 1, in the event the SEC requires any Investor to be named as an “underwriter,” or informs the Company that all of the Registrable Securities registered pursuant to a Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to

2 promptly (i) inform each of the Holders thereof and use its best efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all Registrable Securities in accordance with SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29, and permitting the Holders to review and provide reasonable input on such responses to the SEC. In the event the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale the Cut-Back Shares. In no event, however, shall the Company agree to name any Investor as an “underwriter” in any such amended Registration Statement or New Registration Statement. If the SEC or the application of Rule 415 sets forth a limitation on the number of Registrable Securities permitted to be registered on a Registration Statement, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first, the Company shall reduce or eliminate any securities to be included on the Registration Statement other than the Registrable Securities; and (ii) second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders). In the event of a cutback hereunder, the Company shall give the Holder at least ten Trading Days prior written notice along with the calculations as to such Holder’s allotment. (c) The Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as reasonably practicable after its filing and in any event no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep the Registration Statement effective under the Securities Act until the date as of which there are no longer any Registrable Securities (the “Effectiveness Period”). The Company shall promptly notify the Holders of the effectiveness of the Registration Statement and shall promptly, and in no event later than the second Business Day after the Company receives notice of the effectiveness of the Registration Statement, file a final prospectus with the SEC, as required by Rule 424(b). (d) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. (e) In the event that the Registration Statement ceases to be effective for any reason at any time (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file a subsequent Registration Statement covering all of the securities that, as of the date of such filing or designation, are Registrable Securities. If such a subsequent Registration Statement is filed (and is not already effective), the Company shall use its commercially reasonable efforts to cause the subsequent Registration Statement to become effective as promptly as practicable after such filing and to keep such

3 subsequent Registration Statement continuously effective under the Securities Act for the Effectiveness Period. (f) If a Registration Statement is then effective, subject to Section 3, a Holder may sell Registrable Securities available for sale by it pursuant to such Registration Statement, and the Company shall pay all Registration Expenses in connection therewith (other than discounts and commissions payable in connection with the sale of such Holder’s securities thereunder). Section 2. Registration Procedures; Commercially Reasonable Efforts. In connection with any registration contemplated hereunder, the Company shall as expeditiously as possible: (a) Use its reasonable best efforts to prepare and file with the SEC a Registration Statement on the appropriate form and use its reasonable best efforts to cause the registration to become effective as soon as reasonably practicable after its filing and in any event no later than the Effectiveness Deadline. At least five (5) Business Days before filing a Registration Statement pursuant to Section 1 hereof, the Company will furnish to each Investor, if requested, a copy of a draft of the Selling Stockholder and Plan of Distribution sections (with respect to the Plan of Distribution section, only to the extent there have been any material changes to the form thereof attached hereteo as Exhibit B) for review and approval, in each case which approval shall not be unreasonably withheld or delayed, and any objections to such draft disclosures must be lodged within two (2) Business Days of such Investor’s receipt thereof. Other than any Investor that indicates to the Company in writing that it does not wish to be named as a “selling stockholder” in such Registration Statement, each Investor agrees to furnish to the Company a completed questionnaire in the form attached hereto as Exhibit C (a “Selling Stockholder Questionnaire”) on a date that is not less than three (3) Business Days prior to the Filing Date or by the end of the seventh (7th) Business Day following the date on which such Investor receives draft materials in accordance with this Section 2(a); (b) Notify immediately each Holder of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed; (c) Use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement necessary to keep the Registration Statement effective under the Securities Act for the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the Holders’ intended methods of disposition as set forth in the Registration Statement; (d) Furnish to each Holder a sufficient number of copies of the Registration Statement and such other documents as such Holder may reasonably request to facilitate the disposition of its Registrable Securities; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system; (e) Use its reasonable best efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Holder requests and will do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

4 (f) Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by those governmental agencies or authorities necessary to enable each Holder to consummate the disposition of its Registrable Securities; (g) Notify each Holder, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and (h) Use its commercially reasonable efforts to cause all Registrable Securities to be listed on the same securities exchange, with the same CUSIP, and with the same transfer agent, as similar securities issued by the Company are then listed. Section 3. Suspension Period. (a) The Company may suspend the use of a prospectus that is part of a Registration Statement for up to 30 consecutive days (or such shorter period as the Company determines in good faith is necessary under the circumstances, with extensions beyond such shorter period up to the 30-day maximum as may be required after consultation with counsel) from the date of the Suspension Notice (as defined below) in any given 12-month period, and therefore suspend sales of Registrable Securities available for sale pursuant to such Registration Statement (such period, the “Suspension Period”) by providing written notice to each Holder if the Company’s board of directors determines in its reasonable good faith judgment that such suspension is in the best interests of the Company. (b) In the case of an event that causes the Company to suspend the use of a Registration Statement as set forth in Section 3(a) above (a “Suspension Event”), the Company shall promptly give a written notice to the Holders (a “Suspension Notice”) to suspend sales of the Registrable Securities (but shall not contain any material non-public information concerning the Company) and that such suspension shall continue only for so long as the Suspension Event is continuing. A Holder shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement; provided, that the foregoing will not prohibit the Holder from trading in the Registrable Securities solely by virtue of having received a Suspension Notice and the information contained therein. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event. Section 4. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the

5 Company and all independent certified public accountants (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called “Registration Expenses”) shall be borne by the Company. Section 5. Obligations of the Holders. (a) From time to time, the Company may require each Holder to furnish to the Company information regarding the distribution of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities. (b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder. (c) Each Holder agrees that, upon receipt of a Suspension Notice pursuant to Section 3(b), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the End of Suspension Notice. (d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement. (e) Each Holder agrees that, upon receipt of any notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Holder will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Holder receives copies of a supplemented or amended prospectus from the Company. In addition, if the Company requests, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. Each Holder agrees not to use any free writing prospectus unless consented to by the Company. (f) For the avoidance of doubt, if, prior to the Effectiveness Date, an Investor indicates in writing to the Company that it opts out of the benefit of the registration rights of the Holders under Section 2 of this Agreement with respect to all Warrant Shares held by such Investor, such Investor shall not be named as a selling stockholder in the Registration Statement, and will not be bound by the obligations contained in this Section 5. Section 6. Indemnification. (a) To the full extent permitted by law, the Company agrees to indemnify each Investor, its officers, directors, members, employees, agents, and each person who controls such Investor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act arising out of or resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the

6 Investor furnished in writing to the Company; or any violation or alleged violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws; provided, however, that the Company shall not be liable to any Investor in any such case to the extent that such loss, claim, damage, liability or expense is related to the use by an Investor of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective. As to any person entitled to indemnity under this Section 6(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person. (b) Each Investor that has not opted out of the benefit of the registration rights of the Holders under Section 2 of this Agreement will furnish to the Company in writing the information that the Company reasonably requests for use in connection with any Registration Statement or prospectus and each such Investor severally (not jointly) agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission results from a statement contained in or omitted from any information such Investor furnished in writing to the Company through an instrument duly executed by such Investor specifically stating that it is for use in the preparation of such Registration Statement, prospectus or preliminary prospectus, it being understood that Exhibit A hereto and each Selling Stockholder Questionnaire have been approved for such purpose; provided, however, that the obligations of any Investor hereunder shall be limited to an amount equal to the net proceeds received by such Investor from the sale of securities pursuant to the applicable Registration Statement as contemplated herein; provided, further, however, that the obligations of any Investor shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld, conditioned or delayed. As to any person entitled to indemnity under this Section 6(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person. (c) Any person entitled to indemnification under this Section 6 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be liable for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (x) any Investor exercising rights under this Agreement, or any controlling person of any such Investor, makes a claim for indemnification pursuant to this Section 6 but it is

7 judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, or (y) contribution under the Securities Act may be required on the part of any such Investor or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor will contribute to the aggregate losses, claims, damages, liabilities and expenses that they may be subject to (after contribution to others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no Investor will be required to contribute any amount in excess of the net proceeds actually received by such Investor pursuant to the Registration Statement. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Section 7. Rule 144 And Rule 144A; Company Obligations. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to use reasonable best efforts, during the Effectiveness Period to: (a) Make and keep public information available, as those terms are understood and defined in Rule 144; (b) File with the SEC in a timely manner (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act) all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (c) So long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration. (d) If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the Public Offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its commercially reasonable

8 efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement. (e) Subject to the limitations contained herein, the Company shall use its reasonable best efforts to take all other reasonable actions arising out of its obligations under this Agreement and necessary to facilitate the disposition by the Investors of the Registrable Securities pursuant to a Registration Statement. (f) The Company shall not after the date of this Agreement grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder; provided that the grant of registration rights to other current or future securityholders shall not in and of itself be deemed to adversely affect the rights of the Investors hereunder. Section 8. Termination. This Agreement shall terminate with respect to any Holder as of the date that is five (5) years after the Closing Date. Section 9. Successor Entity. The Company shall not change its form of organization (i.e., to a corporation, partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement (including by operation of law). Section 10. Interpretation of this Agreement. (a) Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below: “Agreement” is defined in the recitals. “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, on which the SEC is open and accepts filings, provided that any reference to “days” (unless Business Days are specified) shall mean calendar days. “Closing Date” shall have the meaning set forth in the Warrant Purchase Agreement. “Common Stock” is defined in the recitals. “Company” is defined in the recitals. “Cut-Back Shares” shall mean any Registrable Securities that, by virtue of the SEC informing the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale in a secondary offering on a single registration statement as provided in Section 1(b), cannot be registered on the Registration Statement or the New Registration Statement. “Effective Date” shall mean the date the Registration Statement has been declared effective by the SEC. “Effectiveness Deadline” shall mean the date that is one year following the Closing Date.

9 “Effectiveness Period” is defined in Section 1(c). “End of Suspension Notice” is defined in Section 3(b). “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “FINRA” shall mean the Financial Industry Regulatory Authority, Inc. (or successor thereto). “Form S-3” is defined in Section 1(a). “Holder” or “Holders” shall mean the holder or holders, as the case may be, from time to time, of Registrable Securities. “Investor” is defined in the recitals. “New Registration Statement” is defined in Section 1(b). “Permitted Transferee” shall mean, in the event of a transfer or assignment of Registrable Securities by an Investor to such Permitted Transferee, (i) an affiliate, nominee, subsidiary, parent, partner, limited partner, retired partner, member, retired member, shareholder or related party of such Investor; (ii) such Investor’s family member or trust for the benefit of such Investor, where such Investor is an individual; or (iii) after such assignment or transfer, the Permitted Transferee holds all of such assignor or transferor’s shares and rights to shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations). “Person” shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof. “Public Offering” shall mean any sale or distribution to the public of Common Stock of the Company by each of the Company, any Investor, their respective designees or another holder of securities of the Company pursuant to an offering validly registered under the Securities Act. “register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC. “Registrable Securities” shall mean (i) the Warrant Shares transferred or transferable upon exercise of the Warrants and (ii) any other securities of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued, issuable, transferred or transferable with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clause (i) by reason of any dividend, distribution or Common Stock split, combination of shares of Common Stock, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided, that a Registrable Security shall cease to be a Registrable Security when it is (x) registered under the Securities Act and disposed of in accordance with the registration statement covering it, (y) sold under Rule 144 (or any similar provisions then in force) under the Securities Act or (z) eligible for sale by the Holder thereof without limitations as to volume or manner of sale pursuant to Rule 144.

10 “Registration Expenses” is defined in Section 4. “Registration Statement” is defined in Section 1(a), and includes the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. “Rule 144” shall mean Rule 144 promulgated under the Securities Act or any successor rule that may be promulgated by the SEC. “Rule 415” shall mean Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis. “SEC” shall mean the Securities and Exchange Commission. “SEC Guidance” shall mean (i) any publicly-available written or oral guidance, comments, requirements or requests of the Staff and (ii) the Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended. “Selling Stockholder Questionnaire” is defined in Section 2(a). “Staff” shall mean the Staff of the Division of Corporation Finance of the SEC. “Suspension Event” is defined in Section 3(b). “Suspension Notice” is defined in Section 3(b). “Suspension Period” is defined in Section 3(a). “Trading Day” shall mean any day on which the Common Stock are traded for any period on the NASDAQ Global Select Market, or if the Common Stock are no longer listed on the NASDAQ Global Select Market, on the other United States securities exchange or market on which the Common Stock are then being principally traded. If the Common Stock are not so listed or traded, then “Trading Day” means a Business Day. “Warrant Purchase Agreement” is defined in the recitals. (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER

11 WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART. (c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof. Section 11. Miscellaneous. (a) Notices. (i) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) when sent, if sent by email (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be: If to the Company: 33, Bld Prince Henri L-1724 Luxembourg E-mail: gregory.ritts@altisource.lu Facsimile: +352 2744 9499 Attention: Gregory Ritts If to an Investor, to its physical and email address set forth on Exhibit D attached hereto, with copies to such Investor’s representatives as set forth on Exhibit D, or to such other physical or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email containing the time, date, recipient email address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively. (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, consents, waivers and modifications which may hereafter be executed, documents received by each Investor pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

12 (c) Successors and Assigns. The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. An Investor may assign its rights and obligations hereunder to any transferee or assignee of its Registrable Securities who is a Permitted Transferee, provided that the Company is, within a reasonable time after such assignment or transfer, furnished with written notice of the name and address of such Permitted Transferee and the Registrable Securities with respect to which such rights and obligations are being assigned, and, provided further, that such Permitted Transferee enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit E. Any such transfer to a Permitted Transferee must be in compliance with the Securities Act and any other applicable securities or blue sky laws. By delivering an executed Joinder Agreement, such Permitted Transferees shall be deemed to be a party thereto and such Joinder Agreement shall be a part of this Agreement. (d) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Investors holding a majority- in-interest of the then outstanding Registrable Securities. No waiver of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the Company or the Investors holding a majority-in-interest of the then outstanding Registrable Securities, as applicable. Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates, and any Holder may give a waiver as to itself. (e) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect. (f) Third Parties. Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto. (g) Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement. The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement. If any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law. (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

13 (i) Confidentiality. Each Holder agrees that any notice received pursuant to this Agreement, including but not limited to any Suspension Notice or other similar notice regarding the Company’s securities or request for a waiver or amendment of this Agreement, is confidential information and that any trading in securities of the Company following receipt of such information may only be done in compliance with all applicable securities laws. [The remainder of this page is left intentionally blank]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written. THE COMPANY ALTISOURCE PORTFOLIO SOLUTIONS S.A. By: /s/ William B. Shepro Name: William B. Shepro Title: Chairman and Chief Executive Officer

INVESTORS: [NAME] By: Name: Title: